SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

                Date of earliest event reported: March 16, 2001

                                    AMTRAN, INC.
             (Exact name of registrant as specified by its charter)


Indiana                                                         35-1617970
(State or other jurisdiction of       000-21642                (I.R.S. Employer
incorporation or organization)       (Commission             identification No.)
                                      File Number)

7337 West Washington Street                                               46231
Indianapolis, Indiana                                                 (Zip Code)
(Address of principal executive offices)

                                    (317) 247-4000
                 (Registrant's telephone number, including area code)


Item 9. Regulation FD Disclosure

(c) Exhibits

99       Presentation Data

The Company is furnishing herewith certain data being presented by certain of its executive officers at a conference.

The following presentation contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The fleet plan and expected capacity figures are dependent upon delivery and fleet transition schedules which could change.
                            SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Amtran, Inc.
                             (Registrant)


                            by:  /s/ Kenneth K. Wolff

                            Kenneth K. Wolff
                            Executive Vice President and Chief Financial Officer
Date: March 16, 2001






Exhibit 99
                    1. MORGAN STANLEY DEAN WITTER
                            EETC Conference
                             March 16, 2001

                        2. Business Overview
o        2000 Revenues of $1.3 Billion
o        28 years of successful operating history
o        Proven low-cost provider
o        Leadership position in our markets


                        3. Airline Operations

                             [Pie Charts]

Airline Operations (based on 2000 revenues)
Scheduled Service          61%
Commercial Charter         20%
Military                   15%
Other                      4%

Scheduled Service (based on 2000 ASMs)
Chicago/Midway             63%
Hawaii                     17%
Indianapolis               13%
Other                      7%

Commercial Charter (ATA market share compared with statistically significant competitors, based on revenues from DOT Form 41 data)

ATA                        30%
Other                      39%
Champion Air               9%
Ryan International         10%
Miami International        7%
North American             5%

Military Charter (U.S. Military Market Share calendar year 2000)
ATA                        48%
Tower                      4%
World                      26%
Other                      17%
Omni                       5%


                           4. Chicago Midway
                                [Graphic]

                       5.Chicago Population and Passengers
                   Population, demographics and central location make Chicago the second largest aviation market in the United States
                                [Bar Graph]


                  New York  Los Angeles  Chicago     Washington  Dallas  Atlanta   Denver
                  --------  -----------  -------     ----------  ------  --------  ------
Metro Population  20.2M        16.0M        8.9M       7.4M       4.9M     3.9M    2.4M
Enplaned
Passengers        30.5M        23.1M       35.4M       21.4M     29.5M    36.2M    17.2M

Source: 1999 US Census Bureau estimates; Q4 1999 to Q3 2000 enplaned passengers from Onboard Note: Chicago is capacity constrained by slots at O'Hare and gates at Midway, allowing Atlanta to surpass it in passengers.

                           6. The Midway Alternative
                Midway's significant growth has created new market opportunities

Departures per Year as % of 1993 Departures
         1993     1994     1995     1996    1997     1998     1999     2000     CAGR
         ----     ----     ----     ----    ----     ----     ----     ----     ----
Midway   100%     154%     151%     141%    151%     177%     201%    221%      12%
O'Hare   100%     99%      98%      97%     99%      99%      98%      98%      0%

                                7. Midway Scope
   ATA has grown from a north-south carrier to a coast-to-coast service provider
                                      [Map]
                  Non-stop cities served
Summer 1993                6
Summer 1994                11
Summer 1995                12
Summer 1996                15
Summer 1997                15
Summer 1998                21
Summer 1999                22
Summer 2000                25
Summer 2001 (F)            26
Summer 2001 (F)            34
Summer 2003 (F)            37
Summer 2004 (F)            40

Note: 2001-2004 cities are projected

                                8. Building Market Share
         ATA's market presence in Chicago is significant in the routes it serves

o        #1 carrier in Chicago-Ft. Myers, -Ft. Lauderdale,-Orlando and -Sarasota
o        #2 carrier for the entire Chicago-Denver, -Tampa/St. Pete, -Las Vegas,
            -Dallas and -San Juan markets
o        #3 carrier in Chicago-Los Angeles, -Seattle, -San Francisco and -Boston

                                      [Pie Chart]
Market Share for nonstop markets from Chicago's Midway airport
ATA               59%
All Competitors   41%
Source: 2000 Q3 DOT Statistics

                            9. Midway Unit Revenue Growth
        Connecting traffic contributes to higher RASM even as capacity increases
                                  [Bar & Line Graph]

                  RASM (in cents)           ASMs (MMs)
1997              6.41                      2,675
1998              6.87                      4,035
1999              7.26                      4,995
2000              7.64                      6,370

Result: Annualized Capacity Growth of 34%
Result: Annualized RASM Growth of 6.0%
Source: Market Planning; Strategic Planning Analysis

                               10. Opportunity for Growth
ATA will move into the first new gates in Midway and double its real estate footprint in 5 years

Jet Gates                  12/2000  12/2001 12/2002  12/2003  12/2004
---------                  -------  ------- -------  -------  -------
ATA                        7        9       9        9        13
Southwest                  13       13      14       19       19
NWA/Continental            5        5        5       5        5
Other                      3        4       1        5        5
Total                      28       31      29       38       42

Total Daily ATA Departures 48       59      68       77       100

Midway Aircraft Required   20       25      28       32       42

vs. 1999                            +5      +8       +12      +22

In Addition to Firm Orders                                    +8
Source:  Strategic Planning Analysis

                            11. MDW Market Share (1999 vs. 2004)
                                       [Pie Chart]
Based on Enplanements      1999     2004
                           ----     ----
ATA                        26%      42%
Southwest                  47%      37%
Other                      9%       8%
Vanguard                   6%       5%
Continental                3%       2%
Northwest                  6%       3%
Airtran                    3%       3%

                           12. MDW Market Share (1999 vs. 2004)
                                       [Pie Chart]
Based on RPMs              1999     2004
                           ----     ----
ATA                        46%      62%
Southwest                  32%      23%
Other                      10%      8%
Vanguard                   4%       3%
Continental                2%       1%
Northwest                  3%       1%
Airtran                    3%       2%

Note: Assumes constant per gate utilization for other airlines
Source: Onboard; Strategic Planning Analysis


                                13. New Fleet
                                   [Picture]

                         14. Aircraft Order Highlights

o    39* 737-800 firm orders with 40 options
     -    U.S. Launch customer for winglet version which reduces fuel burn by 4%
     -    Replaces 24 727-200s with average age of 20 years
     -    Seats 175 passengers with full meal service capability
     -    Dramatically enhanced safety and passenger service capability
     -    Strong takeoff performance from Midway
     -    Unit cost advantage over competitors
o    10 757-300 firm orders with 10 options
     -    North American launch customer status
     -    Comfortable seating for 247 passengers
     -    Minimal operational transition from 757-200
     -    Flexibility for charter and scheduled service use
     -    Unbeatable unit costs
     -    Partial L1011 replacement

     *20 direct purchases by ATA plus 19 ILFC and GECAS orders


                             15. Aircraft Financing
o    Equity investment of Preferred Stock
     -   $30 million funded in September 2000
     -   $50 million funded in December 2000
o    Pre-delivery payment facilities in place December 200 - $170 million
o    Bridge financing by Boeing Capital completed in December 2000- $400 million
o    EETC
     -   Wrap of A and B tranche provided
     -   C tranche purchase agreement from BCC & GECAS
o    Lease Commitments
     -   17 Leveraged leases by GECAS
     -   14 737-800 single investor leases by ILFC, BCC & GECAS
     -   8 Single investor leases by GECAS
     -   10 Single investor 757-300 leases by BCC & Rolls-Royce
o    Joint venture to place retiring 727-200's between ATA & Boeing Capital
o Joint venture with GECAT to place 737 and 757 simulators in new training center

ATA's new fleet is completely financed

                               16. EETC Aircraft

                           1996     1997    1998     1999     2000
                           ----     ----    ----     ----     ----
Number of aircraft         2        3       0        0        7
Capital cost (in millions) $98      $142    $0       $0       $350


                    17. Equity Investment Pays for New Aircraft Deposits
                                    [Area Graph]
(in millions)
                                            5/1/00   6/1/00   7/1/00   8/1/00   9/1/00
Boeing Pre-Delivery Payment Balance          $3.34   $3.34    $3.34    $14.88   $39.41
ILFC Lease Deposit Bal.                      $0.84   $0.84    $0.84    $0.84    $4.90
Preferred Stock Investment                   $0.00   $0.00    $0.00    $0.00    $30.00


                                            10/1/00  11/1/00  12/1/00  1/1/01   2/1/01
Boeing Pre-Delivery Payment Balance          $45.15  $50.01   $52.60   $55.18   $58.84
ILFC Lease Deposit Bal.                      $5.18   $5.46    $5.60    $5.88    $6.32
Preferred Stock Investment                   $30.00  $30.00   $80.00   $80.00   $80.00

                                            3/1/01   4/1/01   5/1/01   6/1/01   7/1/01
Boeing Pre-Delivery Payment Balance         $67.90  $73.75   $77.15   $76.81   $77.67
ILFC Lease Deposit Bal.                     $6.60    $6.90    $7.06    $7.22    $7.38
Preferred Stock Investment                  $80.00  $80.00   $80.00   $80.00   $80.00

                                            8/1/01   9/1/01   10/1/01  11/1/01  12/1/01
Boeing Pre-Delivery Payment Balance         $72.34  $70.99   $69.00   $68.18   $67.69
ILFC Lease Deposit Bal.                     $7.66   $7.96    $8.12    $8.30    $8.32
Preferred Stock Investment                  $80.00  $80.00   $80.00   $80.00   $80.00

                                            1/1/02   2/1/02   3/1/02   4/1/02   5/1/02
Boeing Pre-Delivery Payment Balance         $64.84  $60.82   $50.00   $47.83   $43.77
ILFC Lease Deposit Bal.                     $8.34    $8.36    $8.50    $8.50    $8.50
Preferred Stock Investment                 $80.00  $80.00   $80.00   $80.00   $80.00

                                            6/1/02   7/1/02   8/1/02   9/1/02   10/1/02
Boeing Pre-Delivery Payment Balance         $40.87  $35.04   $32.12   $29.33   $23.46
ILFC Lease Deposit Bal.                     $8.50    $8.50    $8.50    $8.64    $8.64
Preferred Stock Investment                  $80.00  $80.00   $80.00   $80.00   $80.00

                                            11/1/02  12/1/02  1/1/03   2/1/03   3/1/03
Boeing Pre-Delivery Payment Balance         $17.70  $14.77   $14.77   $14.77   $14.77
ILFC Lease Deposit Bal.                     $8.78    $8.80    $8.80    $8.80    $8.80
Preferred Stock Investment                  $80.00  $80.00   $80.00   $80.00   $80.00

                                            4/1/03
Boeing Pre-Delivery Payment Balance         $8.80
ILFC Lease Deposit Bal.                     $8.80
Preferred Stock Investment                  $80.00




                                      18. Fleet Growth
                                       Fleet Size by Type
                                           [Bar Graph]

Year-end number of jet aircraft
                  1996   1997   1998    1999    2000   2001   2002   2003   2004

727               24      24    24       24      24     12      0       0     0
757-200           6       7     10       11      15     15      14     14     14
L1011-50          15      14    14       14      14     10      9       4      1
757-300           0       0     0        0       0      5       10     10     10
L1011-500         0       0     0        4       5      5       5       5      5
737-800           0       0     0        0       0      14      35     39     46
Total             45      45    48       53      58     61      73     72  76(1)
(1) Represents the exercise of 7 737-800 options

                                    19. A Modern Fleet
           By 2004 ATA's fleet will be among the most modern in the industry
                                          [Bar Graph]
Fleet Age End of Year

Northwest  ATA (2000)  US Airways    TWA        Delta  American  America West
19.9          17.2         12.7      12.1         12     10.6        10

United   Continental       Southwest        Alaska     ATA (2004)
9.9            8.4          8.2              7.6          4.9

Note: Other carriers add aircraft to maintain fleet age

                          20. Financial Impact of New Fleet

                                    727-200          737-800           Difference       Monthly
Handling, Landing and Nav           1.21 cents       1.20 cents        0.01 cents       $1,000
Fuel Costs                          2.09 cents       1.25 cents        0.84 cents       $135,000
Crew Costs                          1.35 cents       1.18 cents        0.17 cents       $27,000
Ownership Cost                      0.50 cents       1.70 cents        -1.21 cents      -$192,000
Maintenance                         1.79 cents       0.46 cents        1.34 cents       $214,000
Other                               1.91 cents       1.91 cents        0.00 cents       $0
Total CASM                          8.86 cents       7.71 cents        1.15 cents       $184,000


Percent Savings                                                                         13%

Margin on Incremental Flying                                                            $177,000

Monthly Margin Improvement  $361,000 Per Plane

Note:Ownership rates based on monthly utilization of 242 block hours for 727,350 hours for 737 for Utilization Benefits; Costs and revenue based upon 2000 data. Figures may not sum due to rounding.
Source: Profit Model, Strategic Planning Analysis

                            21. New Aircraft Economic Advantages
o        40% less fuel burn
o        Two-person cockpit
o        Low ownership costs
o        Reduced maintenance costs
o        Improved reliability
Margin improvement of 1.6 cents per ASM

                             22. High Reliability Fleet
                                   [Line Graph]

The B737-800 will improve ATA's reliability while providing increased utilization

ATA 727-200
7.24 FH/Day
96% Reliability


737-800 Major Carrier Avg.
9.04 FH/Day
98.5% Reliability

A 2.5% improvement in schedule reliability means: 725 fewer flight cancellations and 88,000 fewer delayed passengers from canceled flights
Source: Boeing, Maintenance Reliability, Strategic Planning Analysis

                                 23. Summary
Strong Foundation
Midway Expansion and Renovation
New Fleet Efficiencies
Preferred Customer Product and Improved Passenger Processing
ATA of the Future

                         24. Low Costs: A Competitive Advantage

With new aircraft, ATA will continue its unit cost advantage over its competitors.

                  Southwest
                  737-300           737-700          757-200           727-200          757-300
                  (136 seats)       (136 seats)      (216 seats)       (173 seats)      (274 seats)
Seat-mile
Costs, %          -9%               -12%             -25%              0                +2%

Trip costs,%      -28%              -31%             -6%               0                -27%

Note: This analysis is done by Boeing, with Boeing assumptions. Trip cost and CASM numbers do not include ownership and overhead
Source: Boeing Airline Analysis Department

                                  25. ATA Debt Performance
                                          [Line Graph]
                          Provided by Morgan Stanley Dean Witter

                                  26. American Trans Air
                                         [Graphic]

The following table was not part of the preceding presentation, but is provided as further explanation of the Company's new aircraft financing and expected capital expenditures.


Aircraft Financing and Expected Capital Expenditure Schedule
(dollars in millions, except aircraft deliveries and number of aircraft financed)
                                                          2000     Q1  2001  Q2    2001  Q3 2001     Q4 2001
Aircraft Deliveries                                          0        0           2       10           7

Capital Expenditures - New Aircraft Deposits
Aircraft Deposits paid out from operating cash          (47.00)    (14.30)  (11.12)     (9.34)   (11.78)
Aircraft Deposits paid back to operating cash             0.00      0.00     2.82      15.90     15.44
                                                        ---------------------------------------------------
Net effect to operating cash                            (47.00)    (14.30)  (22.60)    (16.04)   (12.38)

Aircraft Deposits paid out from Aircraft Deposit        (89.87)    (37.17)  (13.90)    (67.32)   (26.73)
Facilities
Aircraft Deposits paid back to Aircraft Deposit           0.00      0.00     2.82      71.55     27.44
Facilities
                                                        --------------------------------------------------
Net Aircraft Deposit Facilities                        (89.87)    (37.17)  (48.25)    (44.02)   (43.30)

                                                        --------------------------------------------------
Total Capital Expenditures - New Aircraft Deposits    (136.87)    (51.47)  (70.84)    (60.05)   (55.68)
                                                        --------------------------------------------------

Lease Financing (Sale/Lease Back) Activity
Lessor and number of aircraft financed
737-800 ILFC Operating Lease                                0        0        1        3         2
737-800 GECAS Single Investor Lease                         0        0        1        3         2
737-800 Direct Purchase GECASE Leverage Lease               0        0        0        0         2
737-800 Boeing Single Investor Tax Lease                    0        0        0        0         0
757-300 BCC Single Investor Tax Lease                       0        0        0        4         1
757-300 ILFC Operating Lease                                0        0        0        0         0
                                                        -----------------------------------------------
Total aircraft on lease                                     0        0        2       10         7

Other Capital Expenditures
Flight Equipment                                            116.2
Non-Flight Equipment                                         19.8
Purchases of 727s off Lease                                  10.1
Rotables Provisioning for New 737-800 and 757-300               0
                                                        ----------
Total Capital Expenditures                                  146.1

                                                             2001     2002     2003     2004      Total
Aircraft Deliveries                                            19       26        3        1        49

Capital Expenditures - New Aircraft Deposits
Aircraft Deposits paid out from operating cash            (46.54)   (4.77)  (21.59)     0.00  (119.90)
Aircraft Deposits paid back to operating cash               34.17    58.18     5.97    21.59    119.90
                                                        -----------------------------------------------
Net effect to operating cash                              (12.38)    53.41  (15.62)    21.59      0.00

Aircraft Deposits paid out from Aircraft Deposit         (145.12)  (47.04)  (21.59)     0.00  (303.62)
Facilities
Aircraft Deposits paid back to Aircraft Deposit            101.81   174.25     5.97    21.59    303.62
Facilities
                                                        -----------------------------------------------
Net Aircraft Deposit Facilities                           (43.30)   127.21  (15.62)    21.59      0.00

                                                        -----------------------------------------------
Total Capital Expenditures - New Aircraft Deposits        (55.68)   180.62  (31.25)    43.18      0.00
                                                        -----------------------------------------------

Lease Financing (Sale/Lease Back) Activity
Lessor and number of aircraft financed
737-800 ILFC Operating Lease                                    6        6        1        1        14
737-800 GECAS Single Investor Lease                             6        2        0        0         8
737-800 Direct Purchase GECASE Leverage Lease                   2       11        2        0        15
737-800 Boeing Single Investor Tax Lease                        0        2        0        0         2
757-300 BCC Single Investor Tax Lease                           5        5        0        0        10
757-300 ILFC Operating Lease                                    0        0        0        0         0
                                                        -----------------------------------------------
Total aircraft on lease                                        19       26        3        1        49

Other Capital Expenditures
Flight Equipment                                             92.2
Non-Flight Equipment                                         20.8
Purchases of 727s off Lease                                  21.4
Rotables Provisioning for New 737-800 and 757-300              25
                                                        ----------
Total Capital Expenditures                                  159.4


